Exhibit 10.5

LOCK UP AGREEMENT
BETWEEN
FOCUS UNIVERSAL INC. AND 5% SHAREHOLDERS

Effective as of October 21, 2025

Lock-Up Period through December 29, 2025

Between
Focus Universal Inc. (the “Company”)
and
Holders of Five Percent (5%) or More of the Company’s Outstanding Securities

Lock-Up Agreement

We, the holders of five percent (5%) or more of our outstanding securities (or securities convertible into shares of our common stock), have agreed that until December 29, 2025, or for a period of sixty (60) days after the later of the Closing of the Placement or effectiveness of the Registration Statement (the “Lock-Up Period”) subject to certain limited exceptions, we and they will not directly or indirectly,: (1) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, encumber, assign, borrow or otherwise dispose of or transfer any shares of common stock (including, without limitation, shares of common stock that may be deemed to be beneficially owned by us) or securities convertible into or exercisable or exchangeable for common stock; (2) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations thereunder) with respect to any common stock or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of common stock, whether or not such transaction is to be settled by the delivery of common stock, other securities, cash or other consideration, or otherwise publicly disclose the intention to do so; (3) file or participate in the filing with the SEC of any registration statement or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document, in each case with respect to any proposed offering or sale of common stock; (4) exercise any rights the undersigned may have to require registration with the SEC of any proposed offering or sale of common stock; or (5) convert, or exercise any rights the undersigned have with respect to, any preferred stock of the Company.

Execution and Authorization

The undersigned, being the executive management of Focus Universal Inc., a Nevada corporation (the “Company”), acting by contract, hereby consent to the adoption of the following agreement.

The executive management (the “Management”) deems it advisable and in the best interests of the Company in a self-volunteered motion to sign a Lock Up Agreement until the Lock-Up Period ends, by the Company; and

The executive management has reviewed the Lock Up Agreement and determined that it is fair as to the Company as of the time of this agreement; and

The executive management has determined it is advisable and in the best interests of the Company that the Company extend the terms of the Lock Up Agreement; and

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The Authorized Officers be, and each of them individually hereby is, authorized, empowered and directed in the name and on behalf of the Company to execute and deliver the Lock Up Agreement, in substantially such form, with such changes therein as the officer executing the same shall deem necessary, advisable or appropriate, such execution to be conclusive evidence of the approval of such changes, and to take all such further actions as any of such officers may deem necessary, advisable or appropriate in order to carry out the obligations of the Company under the Lock Up Agreement and to consummate the transactions contemplated thereby; and

Each of the Chief Executive Officer or the Vice President shall be considered an “Authorized Officer,” and collectively, the “Authorized Officers,” for the purposes of this agreement.

The Authorized Officers be, and each them individually hereby is, authorized, empowered and directed in the name and on behalf of the Company to take or cause to be taken all further actions, and to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments, deeds or certificates in the name and on behalf of the Company, and to prepare, execute and file, or cause to be prepared, executed and filed, with any federal, state, local, foreign or other regulatory agencies any forms, reports, filings, applications or other documents, and to incur and pay, or cause to be incurred and paid, such expenses, fees and taxes as shall, in the opinion of such Authorized Officer(s), be deemed necessary, advisable or appropriate, and the taking of any such action or the preparation, delivery, execution or filing by any Authorized Officer(s) of any of the foregoing or the payment of any such expenditures shall conclusively establish authority therefor from and the approval of the Company to effectuate or carry out fully the purpose and intent of all of this agreements; and

All actions heretofore taken by any Authorized Officer(s) in connection with the matters contemplated hereby on or prior to the date on which the executive management adopted these agreements be, and they hereby are ratified, confirmed and approved.

This Written Consent Agreement may be signed in two or more counterparts, each of which shall be deemed an original, and all of which shall be deemed one instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned shareholders have duly executed this Written Consent to be effective as of the date first set forth above.

___________________________________

Desheng Wang

____________________________________

Edward Lee

____________________________________

Irving Kau

____________________________________

Yan Chen

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